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                                                                    EXHIBIT 23.1


                              ACCOUNTANTS' CONSENT


The Board of Directors
BankAtlantic Bancorp, Inc.:


We consent to the use of our report incorporated herein by reference.


                                                                        KPMG LLP


Fort Lauderdale, Florida
June 7, 2002